                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Netcentives, Inc.                      Case No.        01-32597-DM-11
        Post Communications, Inc.                              --------------
        MaxMiles, Inc.                                         01-32620-SFM11
                                               CHAPTER 11      01-32621-DM-11
                                               MONTHLY OPERATING REPORT
                                               (GENERAL BUSINESS CASE)

---------------------------------------

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED: Jan-02            PETITION DATE:  10/05/01
                    -------                           ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in  $1
                             --

                                                                         End of Current          End of Prior    As of Petition
                                                                                                 ------------
                                                                            Month                   Month            Filing
                                                                            -----                   -----            ------
2.      Asset and Liability Structure
        a.  Current Assets                                               $  7,107,227            $  8,479,159
                                                                         ------------            ------------
        b.  Total Assets                                                 $  9,792,054            $ 11,114,082    $  23,813,294
                                                                         ------------            ------------    -------------
        c.  Current Liabilities                                          $    178,748            $    641,076
                                                                         ------------            ------------
        d.  Total Liabilities                                            $ 25,824,957            $ 25,695,582    $   7,964,178
                                                                         ------------            ------------    -------------
                                                                                                                   Cumulative
3.      Statement of Cash Receipts & Disbursements for Month             Current Month           Prior Month     (Case to Date)
                                                                         -------------           -----------     -------------
        a.  Total Receipts                                               $    691,058            $  4,805,828    $   7,969,979
                                                                         ------------            ------------    -------------
        b.  Total Disbursements                                          $    868,991            $  1,146,702    $   5,044,819
                                                                         ------------            ------------    -------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)  ($    177,934)           $  3,659,126    $   2,925,160
                                                                         ------------            ------------    -------------
        d.  Cash Balance Beginning of Month                              $  6,434,185            $  2,775,059    $   3,331,091
                                                                         ------------            ------------    -------------
        e.  Cash Balance End of Month (c + d)                            $  6,256,251            $  6,434,185    $   6,256,251
                                                                         ------------            ------------    -------------
                                                                                                                   Cumulative
                                                                         Current Month           Prior Month     (Case to Date)
                                                                         -------------           -----------     -------------
4.      Profit/(Loss) from the Statement of Operations                  ($  1,451,403)          ($ 45,072,569)  ($  51,927,202)
                                                                         ------------            ------------    -------------
5.      Account Receivables (Pre and Post Petition)                      $    323,337            $  1,517,042
                                                                         ------------            ------------
6.      Post-Petition Liabilities                                        $    178,748            $    641,076
                                                                         ------------            ------------
7.      Past Due Post-Petition Account Payables (over 30 days)           $    175,717            $    623,729
                                                                         ------------            ------------

At the end of this reporting month:                                                                    Yes           No
                                                                                                       ---           --
                                                                                                                       X
8.      Have any payments been made on pre-petition debt, other than payments in                 ------------    -------------
        the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.      Have any payments been made to professionals? (if yes, attach listing                           X
        including date of payment, amount of payment and name of                                 ------------    -------------

10.     If the answer is yes to 8 or 9, were all such payments approved by the                          X
        court?                                                                                   ------------    -------------

11.     Have any payments been made to officers, insiders, shareholders,                                               X
        relatives?  (if yes, attach listing including date of payment, amount                    ------------    -------------
        and reason for payment, and name of payee)

12.     Is the estate insured for replacement cost of assets and for general                            X
        liability?                                                                               ------------    -------------
13.     Are a plan and disclosure statement on file?                                                                   X
                                                                                                 ------------    -------------
14.     Was there any post-petition borrowing during this reporting period?                                            X
                                                                                                 ------------    -------------

15.     Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X;
                                          ---                             ---
        Check if filing is current for: Post-petition tax reporting and tax returns: X.
                ---
        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: _________________________            _____________________________________
                                           Responsible Individual

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                             For the Month Ended    01/31/02
                                                  -------------

            Current Month
-------------------------------------------
                                                                                                     Cumulative      Next Month
     Actual        Forecast       Variance                                                         (Case to Date)      Forecast
     ------        --------       --------                                                          ------------       --------
                                                    Revenues:

      $ 68,511            $0      $   68,511    1   Gross Sales                                        $3,453,379
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0    2   less: Sales Returns & Allowances
---------------   -----------  --------------                                                      ---------------    ------------
      $ 68,511            $0      $   68,511    3   Net Sales                                          $3,453,379        $      0
---------------   -----------  --------------                                                      ---------------    ------------
      $      0            $0      $        0    4   less: Cost of Goods Sold  (Schedule 'B')           $1,693,457
---------------   -----------  --------------                                                      ---------------    ------------
      $ 68,511            $0      $   68,511    5   Gross Profit                                       $1,759,922        $      0
---------------   -----------  --------------                                                      ---------------    ------------
      $     11                    $       11    6   Interest                                           $    8,084
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0    7   Other Income: -------------------------------
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0    8------------------------------------------------
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0    9------------------------------------------------
---------------   -----------  --------------                                                      ---------------    ------------

      $ 68,522            $0      $   68,522   10       Total Revenues                                 $1,768,006        $      0
---------------   -----------  --------------                                                      ---------------    ------------

                                                  Expenses:

                                  $        0   11   Compensation to Owner(s)/Officer(s)
---------------   -----------  --------------                                                      ---------------    ------------
      $      0            $0      $        0   12   Salaries                                           $1,875,850
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   13   Commissions
---------------   -----------  --------------                                                      ---------------    ------------
      $ 91,083            $0        ($91,083)  14   Contract Labor                                     $  176,908        $100,000
---------------   -----------  --------------                                                      ---------------    ------------
                                                    Rent/Lease:
      $      0                    $        0   15       Personal Property                              $   14,815
---------------   -----------  --------------                                                      ---------------    ------------
     ($451,538)           $0      $  451,538   16       Real Property                                  $  851,130
---------------   -----------  --------------                                                      ---------------    ------------
      $      0            $0      $        0   17   Insurance                                          $   77,723
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   18   Management Fees
---------------   -----------  --------------                                                      ---------------    ------------
      $      0            $0      $        0   19   Depreciation                                       $1,459,201
---------------   -----------  --------------                                                      ---------------    ------------
                                                    Taxes:

      $      0            $0      $        0   20       Employer Payroll Taxes                         $   85,940
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   21       Real Property Taxes
---------------   -----------  --------------                                                      ---------------    ------------
       ($1,137)           $0      $    1,137   22       Other Taxes                                    $  111,153
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   23   Other Selling
---------------   -----------  --------------                                                      ---------------    ------------
      $ 46,172            $0        ($46,172)  24   Other Administrative                               $  498,778        $ 50,000
---------------   -----------  --------------                                                      ---------------    ------------
      $      0                    $        0   25   Interest                                           $      191
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   26   Other Expenses: ------------------------------     $        0
---------------   -----------  --------------                                                      ---------------    ------------
      $      0            $0      $        0   27 Amortization of Intangibles                          $1,786,446
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
      $      0            $0      $        0   28 Workers Compensation                                 $   29,229
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
      $  4,442            $0         ($4,442)  29 Other Expenses                                       $  111,475
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
         ($108)           $0      $      108   30 Employee Benefits (Medical, Dental, Life)            $  131,627
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
                                  $        0   31
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
                                  $        0   32
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
                                  $        0   33
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------
                                  $        0   34
---------------   -----------  --------------     ------------------------------------------------ ---------------    ------------

     ($311,085)           $0      $  311,085   35       Total Expenses                                 $7,210,465        $150,000
---------------   -----------  --------------                                                      ---------------    ------------

      $379,607            $0      $  379,607   36 Subtotal                                            ($5,442,459)      ($150,000)
---------------   -----------  --------------                                                      ---------------    ------------
                                                  Reorganization Items:
                                  $        0   37   Professional Fees
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   38   Provisions for Rejected Executory Contracts
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   39   Interest Earned on Accumulated Cash from
                                                    Resulting Chp 11 Case
---------------   -----------  --------------                                                      ---------------    ------------
   ($1,831,010)                  ($1,831,010)  40   Gain or (Loss) from Sale of Equipment            ($46,484,743)
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   41   U.S. Trustee Quarterly Fees
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   42 ------------------------------------------------
---------------   -----------  --------------                                                      ---------------    ------------

   ($1,831,010)           $0     ($1,831,010)  43        Total Reorganization Items                  ($46,484,743)       $      0
---------------   -----------  --------------                                                      ---------------    ------------

   ($1,451,403)           $0     ($1,451,403)  44  Net Profit (Loss) Before Federal & State Taxes    ($51,927,202)      ($150,000)
---------------   -----------  --------------                                                      ---------------    ------------
                                  $        0   45   Federal & State Income Taxes
---------------   -----------  --------------                                                      ---------------    ------------

   ($1,451,403)           $0     ($1,451,403)  46 Net Profit (Loss)                                  ($51,927,202)      ($150,000)
===============   ===========  ==============                                                      ===============    ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                                  BALANCE SHEET
                             (General Business Case)
                          For the Month Ended 01/31/02
                                              --------

             Assets                                                               From Schedules       Market Value
                                                                                  --------------       ------------
             Current Assets

        1            Cash and cash equivalents - unrestricted                                          $5,930,251
                                                                                                       ------------
        2            Cash and cash equivalents - restricted                                            $  326,000
                                                                                                       ------------
        3            Accounts receivable (net)                                         A               $  323,337
                                                                                                       ------------
        4            Inventory                                                         B               $        0
                                                                                                       ------------
        5            Prepaid expenses                                                                  $  527,639
                                                                                                       ------------
        6            Professional retainers

        7            Other: ---------------------------------------------
                                                                                                       ------------

        8            ---------------------------------------------------                               ------------

        9                            Total Current Assets                                              $7,107,227
                                                                                                       ------------
             Property and Equipment (Market Value)

       10            Real property                                                     C               $        0
                                                                                                       ------------

       11            Machinery and equipment                                           D               $        0
                                                                                                       ------------

       12            Furniture and fixtures                                            D               $        0
                                                                                                       ------------

       13            Office equipment                                                  D               $        0
                                                                                                       ------------

       14            Leasehold improvements                                            D               $        0
                                                                                                       ------------

       15            Software                                                          D               $        0
                                                                                                       ------------

       16            Capitalized R&D                                                   D               $        0
                     ----------------------------------------------------                              ------------
       17            Other                                                             D               $        0
                     ----------------------------------------------------                              ------------
       18                                                                              D
                     ----------------------------------------------------                              ------------
       19                                                                              D
                     ----------------------------------------------------                              ------------
       20                                                                              D
                     ----------------------------------------------------                              ------------

       21                            Total Property and Equipment                                      $        0
                                                                                                       ------------
             Other Assets

       22            Loans to shareholders
                                                                                                       ------------
       23            Loans to affiliates
                     ----------------------------------------------------                              ------------
       24            Deposits                                                                          $2,674,826
                     ----------------------------------------------------                              ------------
       25            Marketable Securities - Valuestar                                                 $        0
                     ----------------------------------------------------                              ------------

       26            Investment in Japan KK                                                            $   10,000
                     ----------------------------------------------------                              ------------
       27
                     ----------------------------------------------------                              ------------
       28                            Total Other Assets                                                $2,684,827
                                                                                                       ------------
       29                            Total Assets                                                      $9,792,054
                                                                                                       ============

          NOTE:
                     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

     Liabilities From Schedules

          Post-Petition

               Current Liabilities
30                     Salaries and wages                                                            -----------------

31                     Payroll taxes                                                                 -----------------

32                     Real and personal property taxes                                              -----------------

33                     Income taxes                                                                  -----------------

34                     Sales taxes                                                                   -----------------

35                     Notes payable (short term)                                                    -----------------

36                     Accounts payable (trade)                                        A                     $178,748
                                                                                                     -----------------

37                     Real property lease arrearage                                                 -----------------

38                     Personal property lease arrearage                                             -----------------

39                     Accrued professional fees                                                     -----------------

40                     Current portion of long-term post-petition debt (due within 12 months)        -----------------

41                     Other:   _____________________________________________                        -----------------

42                     ______________________________________________________                        -----------------

43                     ______________________________________________________                        -----------------

44                     Total Current Liabilities                                                             $178,748
                                                                                                     -----------------

45             Long-Term Post-Petition Debt, Net of Current Portion                                  -----------------

46                     Total Post-Petition Liabilities                                                       $178,748
                                                                                                     -----------------
     Pre-Petition Liabilities (allowed amount)

47                     Secured claims                                                  F                   $1,872,771
                                                                                                     -----------------
48                     Priority unsecured claims                                       F                     $145,008
                                                                                                     -----------------
49                     General unsecured claims                                        F                  $23,628,429
                                                                                                     -----------------
50                     Total Pre-Petition Liabilities                                                     $25,646,208
                                                                                                     -----------------
51                     Total Liabilities                                                                  $25,824,957
                                                                                                     -----------------
     Equity (Deficit)

52   Retained Earnings/(Deficit) at time of filing (10/05/01)                                           ($590,478,677)
                                                                                                     -----------------
53   Capital Stock                                                                                            $43,920
                                                                                                     -----------------
54   Additional paid-in capital                                                                          $629,197,414
                                                                                                     -----------------
55   Cumulative profit/(loss) since filing of case                                                       ($51,927,202)
                                                                                                     -----------------
56   Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                     -----------------
57   Deferred Stock Compensation                                                                          ($2,868,357)
            -------------------------------------------------------                                  -----------------
58   Market value adjustment                                                                                      ($0)
                                                                                                     -----------------

59                     Total Equity (Deficit)                                                            ($16,032,903)
                                                                                                     -----------------

60   Total Liabilities and Equity (Deficit)                                                                $9,792,054
                                                                                                     =================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

                                                         Accounts Receivable           Accounts Payable            Past Due
Receivables and Payables Agings                        [Pre and Post Petition]         [Post Petition]        Post Petition Debt
                                                       ------------------------        ---------------        ------------------
     0 -30 Days                                                                        $          3,032
                                                       ------------------------     --------------------
     31-60 Days                                          $               2,000         $              0
                                                       ------------------------     --------------------
     61-90 Days                                          $              14,926         $        175,717                 $175,717
                                                       ------------------------     --------------------      --------------------
     91+ Days                                            $           1,610,458
                                                       ------------------------     --------------------
     Total accounts receivable/payable                   $           1,627,384         $        178,748
                                                       ------------------------     ====================
     Allowance for doubtful accounts                     $           1,304,047
                                                       ------------------------
     Accounts receivable (net)                           $             323,337
                                                       ========================

                                                        Schedule B
                                                 Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                            Cost of Goods Sold
----------------------------------                            ------------------

                                   Inventory(ies)
                                     Balance at
                                    End of Month              Inventory Beginning of Month
                                    ------------

                                                                                                              --------------------
                                                              Add -
     Retail/Restaurants -                                        Net purchase
                                                                                                              --------------------
       Product for resale                                        Direct labor
                                -----------------------                                                       --------------------
                                                                 Manufacturing overhead

                                                                                                              --------------------
     Distribution -                                              Freight in
                                                                                                              --------------------
       Products for resale                                       Other:
                                -----------------------                                                       --------------------

                                                              ------------------------------------------      --------------------
     Manufacturer -
                                                              ------------------------------------------      --------------------
       Raw Materials
                                -----------------------
       Work-in-progress                                       Less -
                                -----------------------
       Finished goods                                           Inventory End of Month
                                -----------------------                                                       ---------------------
                                                                Shrinkage

                                                                                                              ---------------------
     Other - Explain                                            Personal Use
                                -----------------------                                                       ---------------------
     --------------------------                                 Cost of Goods Sold                            $                  0
     --------------------------                                                                              =====================
         TOTAL                     $                0
                                =======================

     Method of Inventory Control                              Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?    Indicate by a checkmark method of inventory used.
                  Yes           No
                      ------       -------
     How often do you take a complete physical inventory?     Valuation methods -
                                                                FIFO cost
                                                                                                           ---
       Weekly                                                   LIFO cost
                        -------                                                                            ---
       Monthly                                                  Lower of cost or market
                        -------                                                                            ---
       Quarterly                                                Retail method
                        -------                                                                            ---
       Semi-annually                                            Other
                        -------                                                                            ---
       Annually                                                   Explain
                        -------
Date of last physical inventory was
                                   ---------------------      ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
Date of next physical inventory is
                                   ---------------------      ----------------------------------------------------------------------

                                                           Schedule C
                                                          Real Property
Description                                                                               Cost             Market Value
                                                                                          ----             ------------
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       Total                                                                                     $0                   $0
                                                                                     ===============   ==================

                                                           Schedule D
                                                    Other Depreciable Assets

Description                                                                               Cost             Market Value
                                                                                          ----             ------------
Machinery & Equipment -

       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       Total                                                                                     $0                   $0
                                                                                     ===============   ==================
Furniture & Fixtures -

       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       Total                                                                                     $0                   $0
                                                                                     ===============   ==================
Office Equipment -

       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       Total                                                                                     $0                   $0
                                                                                     ===============   ==================
Leasehold Improvements -

       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       Total                                                                                     $0                   $0
                                                                                     ===============   ==================
Other -

       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       __________________________________________________________                    _______________   __________________
       Total                                                                                     $0                   $0
                                                                                     ===============   ==================

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                                      0-30 Days       31-60 Days      61-90 Days       91+ Days      Total
                                                   ---------       ----------      ----------       --------      -----
Federal
              Income Tax Withholding                                                                            $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              FICA - Employee                                                                                   $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              FICA - Employer                                                                                   $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Unemployment (FUTA)                                                                               $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Income                                                                                            $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Other (Attach List)                                                                               $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
Total Federal Taxes                             $              0 $              0  $            0 $           0 $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
State and Local
              Income Tax Withholding                                                                            $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Unemployment (UT)                                                                                 $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Disability Insurance (DI)                                                                         $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Empl. Training Tax (ETT)                                                                          $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Sales                                                                                             $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Excise                                                                                            $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Real property                                                                                     $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Personal property                                                                                 $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Income                                                                                            $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
              Other (Attach List)                                                                               $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
Total State & Local Taxes                       $              0 $              0 $             0 $           0 $             0
                                                ---------------- ---------------- --------------- ------------- ---------------
Total Taxes                                     $              0 $              0 $             0 $           0 $             0
                                                ================ ================ =============== ============= ===============

                                   Schedule F
                            Pre-Petition Liabilities

                                                   Claimed       Allowed
List Total Claims For Each Classification -        Amount       Amount (b)
-------------------------------------------        ------       ----------

              Secured claims  (a)                $ 1,872,771    $ 1,872,771
                                                 -----------    -----------
              Priority claims other than taxes
                                                 -----------    -----------
              Priority tax claims                $   145,008    $   145,008
                                                 -----------    -----------
              General unsecured claims           $23,628,429    $23,628,429
                                                 -----------    -----------

              (a)      List total amount of claims even it under secured
              (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   Schedule G
                            Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                              Account 1            Account 2             Account 3             Account 4
                                              ---------            ---------             ---------             ---------
 Bank                                   ---------------------  --------------------  --------------------  --------------------
 Account Type                           ---------------------  --------------------  --------------------  --------------------
 Account No.                            ---------------------  --------------------  --------------------  --------------------
 Account Purpose                        ---------------------  --------------------  --------------------  --------------------
 Balance, End of Month                  ---------------------  --------------------  --------------------  --------------------
                                        $                   0
 Total Funds on Hand for all Accounts   =====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 01/31/02
                                              --------

                                                                            Actual                 Cumulative
                                                                        Current Month           (Case to Date)
                                                                        -------------           --------------
    Cash Receipts

1      Rent/Leases Collected
                                                                       ---------------         ----------------
2      Cash Received from Sales                                                691,058                3,726,184
                                                                       ---------------         ----------------
3      Interest Received
                                                                       ---------------         ----------------
4      Borrowings
                                                                       ---------------         ----------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                       ---------------         ----------------
6      Capital Contributions
                                                                       ---------------         ----------------
7      Proceeds from Asset Auction                                                   -                4,043,795
       --------------------------------------------------------        ---------------         ----------------
8      Deposit from YesMail for Exodus                                 $             0                  200,000
       --------------------------------------------------------        ---------------         ----------------
9
       --------------------------------------------------------        ---------------         ----------------
10
       --------------------------------------------------------        ---------------         ----------------
11
       --------------------------------------------------------        ---------------         ----------------

12                 Total Cash Receipts                                 $       691,058         $      7,969,979
                                                                       ---------------         ----------------
    Cash Disbursements
13     Payments for Inventory
                                                                       ---------------         ----------------
14     Selling
                                                                       ---------------         ----------------
15     Administrative                                                          283,540                2,013,065
                                                                       ---------------         ----------------
16     Capital Expenditures
                                                                       ---------------         ----------------
17     Principal Payments on Debt
                                                                       ---------------         ----------------
18     Interest Paid
                                                                       ---------------         ----------------
       Rent/Lease:
19                 Personal Property
                                                                       ---------------         ----------------
20                 Real Property
                                                                       ---------------         ----------------
       Amount Paid to Owner(s)/Officer(s)
21                 Salaries
                                                                       ---------------         ----------------
22                 Draws
                                                                       ---------------         ----------------
23                 Commissions/Royalties
                                                                       ---------------         ----------------
24                 Expense Reimbursements
                                                                       ---------------         ----------------
25                 Other
                                                                       ---------------         ----------------
26     Salaries/Commissions (less employee withholding)                                               2,242,918
                                                                       ---------------         ----------------
27     Management Fees
                                                                       ---------------         ----------------
       Taxes:
28                 Employee Withholding
                                                                       ---------------         ----------------
29                 Employer Payroll Taxes                              $             0         $         85,940
                                                                       ---------------         ----------------
30                 Real Property Taxes
                                                                       ---------------         ----------------
31                 Other Taxes
                                                                       ---------------         ----------------
32     Other Cash Outflows:
                                                                       ---------------         ----------------
33                 Miscellaneous Expenses                              $        37,933         $        155,377
                   ----------------------------------------            ---------------         ----------------
34                 AR Collected and Paid to New Owner                          547,518         $        547,518
                   ----------------------------------------            ---------------         ----------------
35
                  -----------------------------------------            ---------------         ----------------
36
                  -----------------------------------------            ---------------         ----------------
37
                  -----------------------------------------            ---------------         ----------------
38                 Total Cash Disbursements:                           $       868,991         $      5,044,819
                                                                       ---------------         ----------------
39  Net Increase (Decrease) in Cash                                          ($177,934)        $      2,925,160
                                                                       ---------------         ----------------
40  Cash Balance, Beginning of Period                                  $     6,434,185         $      3,331,091
                                                                       ---------------         ----------------
41  Cash Balance, End of Period                                        $     6,256,251         $      6,256,251
                                                                       ===============         ================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 01/31/02
                                              --------

      Cash Flows From Operating Activities                                                   Actual                Cumulative
                                                                                         Current Month           (Case to Date)
                                                                                         -------------           --------------
1         Cash Received from Sales                                                          $   691,058             $  3,726,184
                                                                                        ---------------         ----------------
2         Rent/Leases Collected
                                                                                        ---------------         ----------------
3         Interest Received
                                                                                        ---------------         ----------------
4         Cash Paid to Suppliers
                                                                                        ---------------         ----------------
5         Cash Paid for Selling Expenses
                                                                                        ---------------         ----------------
6         Cash Paid for Administrative Expenses                                             $   283,540             $  2,013,065
                                                                                        ---------------         ----------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                        ---------------         ----------------
8            Real Property
                                                                                        ---------------         ----------------
9         Cash Paid for Interest
                                                                                        ---------------         ----------------
10        Cash Paid for Net Payroll and Benefits                                            $         0             $  2,242,918
                                                                                        ---------------         ----------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries
                                                                                        ---------------         ----------------
12           Draws
                                                                                        ---------------         ----------------
13           Commissions/Royalties
                                                                                        ---------------         ----------------
14           Expense Reimbursements
                                                                                        ---------------         ----------------
15           Other
                                                                                        ---------------         ----------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                           $         0             $     85,940
                                                                                        ---------------         ----------------
17           Employee Withholdings
                                                                                        ---------------         ----------------
18           Real Property Taxes
                                                                                        ---------------         ----------------
19           Other Taxes
                                                                                        ---------------         ----------------
20        Cash Paid for General Expenses
                                                                                        ---------------         ----------------
21        Cash Paid for Miscellaneous Expenses                                              $    37,933             $    155,377
          --------------------------------------------------------------                ---------------         ----------------
22        Cash Received - Deposit from YesMail for Exodus                                   $         0             $    200,000
          --------------------------------------------------------------                ---------------         ----------------
23        Cash Paid - AR Collected and Paid to New Owner                                    $   547,518             $    547,518
          --------------------------------------------------------------                ---------------         ----------------
24
          --------------------------------------------------------------                ---------------         ----------------
25
          --------------------------------------------------------------                ---------------         ----------------
26
          --------------------------------------------------------------                ---------------         ----------------
27           Net Cash Provided (Used) by Operating Activities before Reorgan-
             ization Items                                                                    ($177,934)             ($1,118,635)
                                                                                        ---------------         ----------------
      Cash Flows From Reorganization Items

28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                        ---------------         ----------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                        ---------------         ----------------
30        U.S. Trustee Quarterly Fees
                                                                                        ---------------         ----------------
31
          --------------------------------------------------------------                ---------------         ----------------

32           Net Cash Provided (Used) by Reorganization Items                               $         0             $          0
                                                                                        ---------------         ----------------
33    Net Cash Provided (Used) for Operating Activities and Reorganization Items              ($177,934)             ($1,118,635)
                                                                                        ---------------         ----------------
      Cash Flows From Investing Activities

34        Capital Expenditures

                                                                                        ---------------         ----------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                           $         0             $  4,043,795
                                                                                        ---------------         ----------------
36
                                                                                        ---------------         ----------------
37           Net Cash Provided (Used) by Investing Activities                               $         0             $  4,043,795
                                                                                        ---------------         ----------------
      Cash Flows From Financing Activities
38        Net Borrowings (Except Insiders)

                                                                                        ---------------         ----------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                        ---------------         ----------------
40        Capital Contributions
                                                                                        ---------------         ----------------
41        Principal Payments
                                                                                        ---------------         ----------------
42
          --------------------------------------------------------------                ---------------         ----------------

43           Net Cash Provided (Used) by Financing Activities                               $         0             $          0
                                                                                        ---------------         ----------------
44    Net Increase (Decrease) in Cash and Cash Equivalents                                    ($177,934)            $  2,925,160
                                                                                        ---------------         ----------------
45    Cash and Cash Equivalents at Beginning of Month                                       $ 6,434,185             $  3,331,091
                                                                                        ---------------         ----------------
46    Cash and Cash Equivalents at End of Month                                             $ 6,256,251             $  6,256,251
                                                                                        ===============         ================